Exhibit 32.1

BIORESTORATIVE THERAPIES, INC.

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q, for the period ended June 30, 2022, of BioRestorative Therapies, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the date indicated below, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to their knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

By:	/s/ Lance Alstodt
Lance Alstodt
Principal Executive Officer
Date:	August 15, 2022

By:	/s/ Robert E. Kristal
Robert E. Kristal
Principal Financial Officer
Date:	August 15, 2022